Filed Pursuant to Rule 433
                                                 Registration No.: 333-127620-16

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE1 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412105002050/
       0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $903,589,000
                                  (Approximate)
                                 GSAMP 2006-HE1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                Approximate       Primary                          Initial       Estimated    Principal        Expected
                 Principal       Collateral      Expected        Pass-Through    Avg. Life     Payment       S&P/ Moody's
Certificates   Balance(1)(4)       Group       Credit Support       Rate(5)      (yrs)(2)    Window(2)(3)     Ratings(6)
-------------------------------------------------------------------------------------------------------------------------
A-1             $212,804,000      Group I         25.25%        LIBOR + [ - ]%     1.85      02/06 - 01/12     AAA / Aaa
A-2A            $301,537,000     Group II         25.25%        LIBOR + [ - ]%     0.95      02/06 - 11/07     AAA / Aaa
A-2B             $85,916,000     Group II         25.25%        LIBOR + [ - ]%     2.00      11/07 - 05/08     AAA / Aaa
A-2C             $95,933,000     Group II         25.25%        LIBOR + [ - ]%     3.25      05/08 - 01/12     AAA / Aaa
A-2D             $30,082,000     Group II         25.25%        LIBOR + [ - ]%     5.94      01/12 - 01/12     AAA / Aaa
M-1              $38,378,000   Group I & II       21.30%        LIBOR + [ - ]%     4.93      05/10 - 01/12     AA+ / Aa1
M-2              $35,464,000   Group I & II       17.65%        LIBOR + [ - ]%     4.60      12/09 - 01/12     AA / Aa2
M-3              $21,375,000   Group I & II       15.45%        LIBOR + [ - ]%     4.45      10/09 - 01/12     AA- / Aa3
M-4              $18,946,000   Group I & II       13.50%        LIBOR + [ - ]%     4.37      08/09 - 01/12      A+ / A1
M-5              $17,975,000   Group I & II       11.65%        LIBOR + [ - ]%     4.32      07/09 - 01/12      A / A2
M-6              $16,031,000   Group I & II       10.00%        LIBOR + [ - ]%     4.27      06/09 - 01/12      A- / A3
M-7              $15,546,000   Group I & II        8.40%        LIBOR + [ - ]%     4.24      05/09 - 01/12     A- / Baa1
M-8              $13,602,000   Group I & II        7.00%        LIBOR + [ - ]%     4.21      04/09 - 01/12     A- / Baa2
-------------------------------------------------------------------------------------------------------------------------
Total           $903,589,000
-------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

-------------------------------------------------------------------------------------------------------------------------
B-1              $10,688,000   Group I & II        5.90%        LIBOR + [ - ]%      N/A            N/A            N/A
B-2              $11,659,000   Group I & II        4.70%        LIBOR + [ - ]%      N/A            N/A            N/A
B-3              $10,688,000   Group I & II        3.60%        LIBOR + [ - ]%      N/A            N/A            N/A
-------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in January 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.


Selected Mortgage Pool Data(7)
------------------------------

                                                             Group I                          Group II                Aggregate
                                                 -----------------------------    ------------------------------     ------------
                                                 Adjustable Rate   Fixed Rate     Adjustable Rate   Fixed Rate
                                                 --------------------------------------------------------------------------------
Average Scheduled Principal Balance:              $237,729,761     $46,958,221     $579,023,671     $107,890,463     $971,602,117
Number of Mortgage Loans                                 1,514             523            3,066            1,084            6,187
Average Scheduled Principal Balance                   $157,021         $89,786         $188,853          $99,530         $157,039
Weighted Average Gross Coupon:                          7.558%          7.868%           7.549%           8.328%           7.653%
Weighted Average Net Coupon((8)):                       7.048%          7.358%           7.039%           7.818%           7.143%
Weighted Average Current FICO Score:                       632             641              631              639              633
Weighted Average Original LTV Ratio:                    82.24%          65.84%           82.05%           67.52%           79.70%
Weighted Average Combined Original LTV Ratio:           82.24%          82.59%           82.05%           84.33%           82.37%
Weighted Average Combined LTV
     with Silent Seconds:                               88.09%          87.07%           91.65%           88.92%           90.25%
Weighted Average Std. Remaining Term (months):             357             319              357              317              351
Weighted Average Seasoning (months):                         3               3                3                3                3
Weighted Average Months to Roll((9)):                       24               0               23                0               23
Weighted Average Gross Margin((9)):                      6.02%           0.00%            6.14%            0.00%            6.10%
Weighted Average Initial Rate Cap((9)):                  2.81%           0.00%            2.89%            0.00%            2.87%
Weighted Average Periodic Rate Cap((9)):                 1.09%           0.00%            1.07%            0.00%            1.08%
Weighted Average Gross Max. Lifetime Rate((9)):         13.86%           0.00%           13.85%            0.00%           13.85%
Weighted Average % of Silent Seconds:                   30.81%          25.07%           39.73%           23.41%           35.03%
Weighted Average DTI%:                                  42.21%          40.66%           42.31%           40.77%           42.04%
Weighted Average % of Loans with MI:                     0.00%           0.00%            0.00%            0.00%            0.00%


(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired from SouthStar Funding ("SouthStar") (30.30%), Mortgage Investment Lending Associates ("MILA") (24.67%) and various mortgage loan sellers (45.03%) through Goldman Sachs Mortgage Company's mortgage conduit program.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.60%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE1" and on Bloomberg as "GSAMP 06-HE1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $933,709,634. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.81]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              February 17, 2006

Cut-off Date:                       January 1, 2006

Expected Pricing Date:              Week of January 23, 2006

First Distribution Date:            February 25, 2006

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2A, Class A-2B, Class
                                    A-2C and Class A-2D Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7 and Class
                                    M-8 Certificates

Class B Certificates:               Class B-1, Class B-2 and Class B-3
                                    Certificates

Class R Certificates:               Class R, Class RC and Class RX

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Litton Loan Servicing LP

Trustee:                            Deutsche Bank National Trust Company

Custodians:                         US Bank, J.P. Morgan Trust Company, National
                                    Association and Deutsche Bank

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                      [TBD]

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   Approximately 1 bp

Expense Fee Rate:                   The Servicing Fee Rate and Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      2/28 adjustable rate mortgage loans: CPR
                                    starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate
                                    2.273% increase per month), remaining at 30%
                                    CPR for 12 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    3/27 adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 24 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $284,687,982 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $686,914,134 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie
                                    Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the
                                    interest payments on the LIBOR Certificates,
                                    resulting in excess cash flow calculated in
                                    the following manner based on the collateral
                                    as of the Cut-off Date:
                                    Initial Gross WAC(1):                7.6531%
                                      Less Fees & Expenses(2):           0.5100%
                                                                         ------
                                    Net WAC(1):                          7.1431%
                                    Less Initial LIBOR Certificate
                                      Coupon (Approx.)(3):               4.6775%
                                    Less Initial Swap Outflow(3):        0.2614%
                                                                         ------
                                    Initial Excess Spread(1):            2.2042%

                                    (1)      This amount will vary on each
                                             Distribution Date based on changes
                                             to the weighted average of the
                                             interest rates on the Mortgage
                                             Loans as well as any changes in day
                                             count.
                                    (2)      Assumes a fee of 51 bps.
                                    (3)      Assumes 1-month LIBOR equal to
                                             4.5380%, initial marketing spreads
                                             and a 30-day month. This amount
                                             will vary on each Distribution Date
                                             based on changes to the weighted
                                             average of the pass-through rates
                                             on the LIBOR Certificates as well
                                             as any changes in day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from voluntary Principal
                                    Prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half the Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will represent
                                    regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement              This term sheet does not contain all
and Prospectus:                     information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:
                                    http://sec.gov/Archives/edgar/data/807641/
                                           000091412105002050/
                                           0000914121-05-002050.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.60% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 50.50%.


Class     Initial Credit Enhancement Percentage(1)     Stepdown Date Percentage
-------------------------------------------------------------------------------
  A                     25.25%                                  50.50%
 M-1                    21.30%                                  42.60%
 M-2                    17.65%                                  35.30%
 M-3                    15.45%                                  30.90%
 M-4                    13.50%                                  27.00%
 M-5                    11.65%                                  23.30%
 M-6                    10.00%                                  20.00%
 M-7                     8.40%                                  16.80%
 M-8                     7.00%                                  14.00%
 B-1                     5.90%                                  11.80%
 B-2                     4.70%                                   9.40%
 B-3                     3.60%                                   7.20%

(1) Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 31.60% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Dates                 Cumulative Realized Loss Percentage
     ------------------                 -----------------------------------

February 2008 - January 2009       1.50% for the first month, plus an additional
                                     1/12th of 1.75% for each month thereafter

February 2009 - January 2010       3.25% for the first month, plus an additional
                                     1/12th of 1.85% for each month thereafter

February 2010 - January 2011       5.10% for the first month, plus an additional
                                     1/12th of 1.40% for each month thereafter

February 2011 - January 2012       6.50% for the first month, plus an additional
                                     1/12th of 0.75% for each month thereafter

February 2012 and thereafter                         7.25%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

         (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 49.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 57.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (b)      concurrently,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2DCertificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

         (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

         (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

         (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

         (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates any Basis Risk Carry Forward Amount for such classes,

         (v) certain swap termination payments to the Supplemental Interest Trust, and

         (vi) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)     to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------



                       No Penalty     0-12 Months    13-24 Months    25-36 Months   37-48 Months    49-60 Months       Total
-------------------   ------------    ------------   ------------    ------------   ------------    ------------   ------------
1 mo ARM                  $112,507              $0             $0              $0             $0              $0       $112,507
1 mo ARM IO                109,550               0              0               0              0               0        109,550
10 yr Fixed                189,830               0              0          59,068              0               0        248,898
15 yr Fixed              2,090,949               0         39,721       2,472,629              0               0      4,603,298
15 yr Fixed IO              63,700               0         16,000         145,000              0               0        224,700
2 yr ARM               107,264,371      16,159,170    225,507,191      25,255,053              0               0    374,185,785
2 yr ARM IO             60,847,418      15,504,045    199,262,093      14,142,730              0               0    289,756,286
20 yr Fixed              2,320,722          27,818              0         661,110              0               0      3,009,650
25 yr Fixed                      0               0              0          44,912              0               0         44,912
3 yr ARM                48,546,516       3,016,975      2,230,379      19,066,405              0               0     72,860,275
3 yr ARM IO             27,327,042       2,805,371        422,200      28,436,840              0               0     58,991,453
30 yr Fixed             22,630,875       2,334,353      7,082,281      72,451,522              0         780,987    105,280,018
30 yr Fixed IO           2,251,704         149,764        545,096       7,988,935              0          90,000     11,025,499
40 yr Fixed                101,552               0        281,744         295,707              0               0        679,003
5 yr ARM                 2,317,527               0        453,836       2,600,206              0               0      5,371,569
5 yr ARM IO              1,039,650               0        988,883       6,154,084              0               0      8,182,618
6 mo ARM                   185,328               0      4,189,359       2,808,702              0               0      7,183,388
Fixed Balloon 25/15              0               0              0          94,141              0               0         94,141
Fixed Balloon 30/15     11,498,818         983,184     11,534,003       2,818,114              0          38,960     26,873,078
Fixed Balloon 40/30        546,243               0         57,525       2,161,717              0               0      2,765,486
==================    ============    ============   ============    ============   ============    ============   ============
Total:                $289,444,301     $40,980,681   $452,610,311    $187,656,877             $0        $909,946   $971,602,117
------------------    ------------    ------------   ------------    ------------   ------------    ------------   ------------


                      No Penalty      0-12 Months    13-24 Months    25-36 Months   37-48 Months    49-60 Months
                      ------------    ------------   ------------    ------------   ------------    -----------
1 mo ARM                  0.01%           0.00%           0.00%          0.00%          0.00%           0.00%
1 mo ARM IO               0.01            0.00            0.00           0.00           0.00            0.00
10 yr Fixed               0.02            0.00            0.00           0.01           0.00            0.00
15 yr Fixed               0.22            0.00            0.00           0.25           0.00            0.00
15 yr Fixed IO            0.01            0.00            0.00           0.01           0.00            0.00
2 yr ARM                 11.04            1.66           23.21           2.60           0.00            0.00
2 yr ARM IO               6.26            1.60           20.51           1.46           0.00            0.00
20 yr Fixed               0.24            0.00            0.00           0.07           0.00            0.00
25 yr Fixed               0.00            0.00            0.00           0.00           0.00            0.00
3 yr ARM                  5.00            0.31            0.23           1.96           0.00            0.00
3 yr ARM IO               2.81            0.29            0.04           2.93           0.00            0.00
30 yr Fixed               2.33            0.24            0.73           7.46           0.00            0.08
30 yr Fixed IO            0.23            0.02            0.06           0.82           0.00            0.01
40 yr Fixed               0.01            0.00            0.03           0.03           0.00            0.00
5 yr ARM                  0.24            0.00            0.05           0.27           0.00            0.00
5 yr ARM IO               0.11            0.00            0.10           0.63           0.00            0.00
6 mo ARM                  0.02            0.00            0.43           0.29           0.00            0.00
Fixed Balloon 25/15       0.00            0.00            0.00           0.01           0.00            0.00
Fixed Balloon 30/15       1.18            0.10            1.19           0.29           0.00            0.00
Fixed Balloon 40/30       0.06            0.00            0.01           0.22           0.00            0.00
==================    ============    ============   ============    ============   ============    ============
Total:                   29.79%           4.22%          46.58%         19.31%          0.00%           0.09%
-------------------   ------------    ------------   ------------    ------------   ------------    ------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 17, 2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except B-1, B-2 and B-3 priced at 99.09046%, 82.59215% and 77.09017%, respectively
o     Assumes bonds pay on 25th of month


----------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
----------------------------------------------------------------------------------------------------------------------------------
   Class M-1             CDR (%)                                  44.46                        44.57                         46.17
                         Yield (%)                               5.0503                       4.6336                        0.0126
                         WAL                                       2.69                         2.69                           2.6
                         Modified Duration                         2.49                         2.49                          2.47
                         Principal Window                 Oct08 - Oct08                Oct08 - Oct08                 Sep08 - Sep08
                         Principal Writedown           7,335.41 (0.02%)           461,218.56 (1.20%)         5,045,109.64 (13.15%)
                         Total Collat Loss      228,363,907.39 (23.50%)      228,782,789.72 (23.55%)       232,529,374.82 (23.93%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-2             CDR (%)                                  34.69                        34.79                         36.12
                         Yield (%)                               5.0596                       4.6541                        0.0040
                         WAL                                       3.11                         3.11                          3.01
                         Modified Duration                         2.84                         2.85                          2.84
                         Principal Window                 Mar09 - Mar09                Mar09 - Mar09                 Feb09 - Feb09
                         Principal Writedown          32,229.86 (0.09%)           507,884.45 (1.43%)         5,436,538.87 (15.33%)
                         Total Collat Loss      198,306,820.56 (20.41%)      198,740,905.68 (20.45%)       202,748,582.38 (20.87%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-3             CDR (%)                                  29.68                        29.75                         30.38
                         Yield (%)                               5.1037                       4.6332                        0.0737
                         WAL                                       3.36                         3.36                          3.34
                         Modified Duration                         3.05                         3.06                          3.11
                         Principal Window                 Jun09 - Jun09                Jun09 - Jun09                 Jun09 - Jun09
                         Principal Writedown           4,611.90 (0.02%)           366,412.86 (1.71%)         3,605,869.80 (16.87%)
                         Total Collat Loss      180,196,528.48 (18.55%)      180,526,005.99 (18.58%)       183,473,171.47 (18.88%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-4             CDR (%)                                  25.66                        25.74                         26.43
                         Yield (%)                               5.2626                       4.6574                        0.0752
                         WAL                                       3.61                         3.61                           3.5
                         Modified Duration                         3.25                         3.26                          3.24
                         Principal Window                 Sep09 - Sep09                Sep09 - Sep09                 Aug09 - Aug09
                         Principal Writedown          10,368.17 (0.05%)           456,489.37 (2.41%)         3,459,414.95 (18.26%)
                         Total Collat Loss      164,313,427.58 (16.91%)      164,718,002.50 (16.95%)       167,014,429.44 (17.19%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-5             CDR (%)                                  22.30                        22.38                         22.90
                         Yield (%)                               5.2800                       4.6318                        0.0013
                         WAL                                       3.77                         3.77                          3.74
                         Modified Duration                         3.38                         3.39                          3.45
                         Principal Window                 Nov09 - Nov09                Nov09 - Nov09                 Nov09 - Nov09
                         Principal Writedown          22,006.68 (0.12%)           497,948.78 (2.77%)         3,576,593.87 (19.90%)
                         Total Collat Loss      148,880,760.66 (15.32%)      149,312,406.22 (15.37%)       152,102,066.31 (15.65%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-6             CDR (%)                                  19.42                        19.49                         20.02
                         Yield (%)                               5.2885                       4.6593                        0.0898
                         WAL                                       4.02                         4.02                           3.9
                         Modified Duration                         3.58                         3.59                          3.58
                         Principal Window                 Feb10 - Feb10                Feb10 - Feb10                 Jan10 - Jan10
                         Principal Writedown          61,425.88 (0.38%)           503,390.39 (3.14%)         3,314,987.81 (20.68%)
                         Total Collat Loss      135,583,348.24 (13.95%)      135,984,765.97 (14.00%)       138,150,344.40 (14.22%)
----------------------------------------------------------------------------------------------------------------------------------
   Class M-7             CDR (%)                                  16.89                        17.02                         17.50
                         Yield (%)                               5.8619                       4.6413                        0.0855
                         WAL                                       4.19                         4.19                          4.04
                         Modified Duration                         3.66                         3.68                          3.66
                         Principal Window                 Apr10 - Apr10                Apr10 - Apr10                 Mar10 - Mar10
                         Principal Writedown          34,491.52 (0.22%)           899,030.47 (5.78%)         3,662,160.50 (23.56%)
                         Total Collat Loss      122,204,735.79 (12.58%)      122,992,294.04 (12.66%)       125,135,163.62 (12.88%)
----------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 17, 2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except B-1, B-2 and B-3 priced at 99.09046%, 82.59215% and 77.09017%, respectively
o     Assumes bonds pay on 25th of month


----------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
----------------------------------------------------------------------------------------------------------------------------------
   Class M-8             CDR (%)                                  14.80                        14.93                         15.30
                         Yield (%)                               6.0652                       4.6634                        0.0753
                         WAL                                       4.36                         4.35                          4.26
                         Modified Duration                         3.77                         3.78                          3.83
                         Principal Window                 Jun10 - Jun10                Jun10 - Jun10                 Jun10 - Jun10
                         Principal Writedown          68,729.25 (0.51%)           972,663.12 (7.15%)         3,535,842.76 (26.00%)
                         Total Collat Loss      110,559,168.38 (11.38%)      111,386,002.74 (11.46%)       113,726,769.98 (11.71%)
----------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.27             2.90             2.02             1.29             1.09             0.95
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           300              219              167              34               28               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.68             1.20             0.95             0.78             0.66             0.57
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           41               28               22               19               16               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    4.20             2.72             2.00             1.72             1.45             1.23
              First Prin Pay          41               28               22               19               16               13
              Last Prin Pay           67               45               28               23               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    8.45             5.56             3.26             2.12             1.83             1.65
              First Prin Pay          67               45               28               23               21               18
              Last Prin Pay           157              104              76               31               25               23
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    17.09            11.75            8.62             2.65             2.10             1.89
              First Prin Pay          157              104              76               31               25               23
              Last Prin Pay           300              218              165              34               27               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.99             6.07             5.39             7.08             5.62             4.65
              First Prin Pay          48               40               52               64               51               43
              Last Prin Pay           272              192              145              129              103              85
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.97             6.04             5.05             5.01             3.96             3.33
              First Prin Pay          48               39               47               51               41               35
              Last Prin Pay           264              185              139              107              85               71
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.95             6.03             4.89             4.49             3.55             3.03
              First Prin Pay          48               39               45               47               37               32
              Last Prin Pay           255              177              133              103              82               67
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.93             6.01             4.80             4.26             3.38             2.89
              First Prin Pay          48               38               43               44               35               31
              Last Prin Pay           248              175              129              99               79               65
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.91             5.99             4.73             4.11             3.28             2.79
              First Prin Pay          48               38               42               42               34               29
              Last Prin Pay           241              170              125              96               76               63
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.88             5.96             4.67             3.99             3.20             2.71
              First Prin Pay          48               38               41               40               33               28
              Last Prin Pay           234              163              120              92               73               61
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.85             5.93             4.61             3.89             3.13             2.65
              First Prin Pay          48               37               40               39               32               27
              Last Prin Pay           226              157              115              88               70               58
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.80             5.89             4.56             3.81             3.06             2.61
              First Prin Pay          48               37               39               38               31               27
              Last Prin Pay           216              150              110              84               67               55
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    3.99             2.68             1.85             1.29             1.09             0.95
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           149              99               72               34               28               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.68             1.20             0.95             0.78             0.66             0.57
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           41               28               22               19               16               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    4.20             2.72             2.00             1.72             1.45             1.23
              First Prin Pay          41               28               22               19               16               13
              Last Prin Pay           67               45               28               23               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    8.43             5.56             3.25             2.12             1.83             1.65
              First Prin Pay          67               45               28               23               21               18
              Last Prin Pay           149              99               72               31               25               23
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.36            8.19             5.94             2.65             2.10             1.89
              First Prin Pay          149              99               72               31               25               23
              Last Prin Pay           149              99               72               34               27               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.17             5.46             4.93             4.52             3.61             3.02
              First Prin Pay          48               40               52               55               44               37
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.17             5.44             4.60             4.48             3.56             3.00
              First Prin Pay          48               39               47               51               41               35
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.17             5.44             4.45             4.14             3.29             2.82
              First Prin Pay          48               39               45               47               37               32
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.17             5.43             4.37             3.93             3.12             2.68
              First Prin Pay          48               38               43               44               35               31
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.17             5.43             4.32             3.79             3.03             2.58
              First Prin Pay          48               38               42               42               34               29
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.17             5.43             4.27             3.68             2.96             2.52
              First Prin Pay          48               38               41               40               33               28
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.17             5.42             4.24             3.60             2.90             2.47
              First Prin Pay          48               37               40               39               32               27
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.17             5.42             4.21             3.54             2.85             2.44
              First Prin Pay          48               37               39               38               31               27
              Last Prin Pay           149              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on January 17, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
---------------------------------------------------------------------------------------------------------------------
  1         Feb-06          5.8262        49        Feb-10          4.5956        97        Feb-14         4.2305
  2         Mar-06          2.2300        50        Mar-10          5.0271        98        Mar-14         4.7508
  3         Apr-06          2.1948        51        Apr-10          4.5769        99        Apr-14         4.2667
  4         May-06          2.2131        52        May-10          4.7316       100        May-14         4.4686
  5         Jun-06          2.1955        53        Jun-10          4.5754       101        Jun-14         4.3237
  6         Jul-06          2.2137        54        Jul-10          4.7162       102        Jul-14         4.5097
  7         Aug-06          2.1911        55        Aug-10          4.5611       103        Aug-14         4.3677
  8         Sep-06          2.1902        56        Sep-10          4.5549       104        Sep-14         4.3924
  9         Oct-06          2.2224        57        Oct-10          4.7000       105        Oct-14         4.5766
  10        Nov-06          2.1955        58        Nov-10          4.5715       106        Nov-14         4.4527
  11        Dec-06          2.2374        59        Dec-10          4.7332       107        Dec-14         4.6346
  12        Jan-07          2.1986        60        Jan-11          4.5622       108        Jan-15         4.4896
  13        Feb-07          2.2101        61        Feb-11          4.5718       109        Feb-15         4.5262
  14        Mar-07          2.3622        62        Mar-11          5.0536       110        Mar-15         5.0197
  15        Apr-07          2.2242        63        Apr-11          4.5586       111        Apr-15         4.5790
  16        May-07          2.2900        64        May-11          4.7144       112        May-15         4.7717
  17        Jun-07          2.2394        65        Jun-11          4.5465       113        Jun-15         4.6469
  18        Jul-07          2.3073        66        Jul-11          4.7006       114        Jul-15         4.8262
  19        Aug-07          2.2510        67        Aug-11          4.5284       115        Aug-15         4.7061
  20        Sep-07          2.2605        68        Sep-11          4.5178       116        Sep-15         4.7367
  21        Oct-07          2.4420        69        Oct-11          4.6720       117        Oct-15         4.9130
  22        Nov-07          4.2350        70        Nov-11          4.5127       118        Nov-15         4.8089
  23        Dec-07          4.3491        71        Dec-11          4.6634       119        Dec-15         4.9837
  24        Jan-08          4.1878        72        Jan-12          4.4605       120        Jan-16         4.8642
  25        Feb-08          4.1725        73        Feb-12          4.1427
  26        Mar-08          4.4120        74        Mar-12          4.4822
  27        Apr-08          4.1540        75        Apr-12          4.1229
  28        May-08          4.4704        76        May-12          4.2949
  29        Jun-08          4.3357        77        Jun-12          4.1088
  30        Jul-08          4.4549        78        Jul-12          4.2735
  31        Aug-08          4.3184        79        Aug-12          4.0856
  32        Sep-08          4.3099        80        Sep-12          4.0736
  33        Oct-08          4.4771        81        Oct-12          4.2395
  34        Nov-08          4.7007        82        Nov-12          4.0744
  35        Dec-08          4.8368        83        Dec-12          4.2364
  36        Jan-09          4.6771        84        Jan-13          4.0273
  37        Feb-09          4.6823        85        Feb-13          4.0472
  38        Mar-09          4.9394        86        Mar-13          4.5810
  39        Apr-09          4.4842        87        Apr-13          4.0638
  40        May-09          4.7345        88        May-13          4.2651
  41        Jun-09          4.6008        89        Jun-13          4.1013
  42        Jul-09          4.7451        90        Jul-13          4.2860
  43        Aug-09          4.5953        91        Aug-13          4.1226
  44        Sep-09          4.5914        92        Sep-13          4.1350
  45        Oct-09          4.7351        93        Oct-13          4.3216
  46        Nov-09          4.6035        94        Nov-13          4.1834
  47        Dec-09          4.7441        95        Dec-13          4.3681
  48        Jan-10          4.5774        96        Jan-14          4.2020


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                  Loan Group   Loan Group                                          Loan Group   Loan Group
         Distribution   WAC Cap   I WAC Cap    II WAC Cap            Distribution     WAC Cap      I WAC Cap    II WAC Cap
Period       Date         (%)        (%)          (%)       Period       Date           (%)           (%)           (%)
--------------------------------------------------------------------------------------------------------------------------
   1        Feb-06      41.3847    41.2192      41.4533       49        Feb-10        12.8197       12.6035       12.9098
   2        Mar-06      21.7951    21.7476      21.8148       50        Mar-10        13.9463       13.7062       14.0463
   3        Apr-06      21.3737    21.3330      21.3906       51        Apr-10        12.7722       12.5566       12.8620
   4        May-06      21.2760    21.2340      21.2934       52        May-10        13.2281       13.0575       13.2992
   5        Jun-06      20.9696    20.9289      20.9865       53        Jun-10        12.8346       12.6710       12.9027
   6        Jul-06      20.8081    20.7659      20.8256       54        Jul-10        13.1677       12.9979       13.2385
   7        Aug-06      20.4299    20.3890      20.4469       55        Aug-10        12.7734       12.6084       12.8422
   8        Sep-06      20.1075    20.0662      20.1246       56        Sep-10        12.7430       12.5773       12.8121
   9        Oct-06      19.8519    19.8113      19.8687       57        Oct-10        13.0871       12.9184       13.1574
  10        Nov-06      19.3601    19.3209      19.3763       58        Nov-10        12.7268       12.6090       12.7759
  11        Dec-06      19.0838    19.0430      19.1006       59        Dec-10        13.0801       12.9426       13.1374
  12        Jan-07      18.5989    18.5592      18.6152       60        Jan-11        12.6853       12.5514       12.7411
  13        Feb-07      18.2327    18.1928      18.2492       61        Feb-11        11.3538       11.2192       11.4100
  14        Mar-07      18.2629    18.2183      18.2814       62        Mar-11        12.5557       12.4057       12.6182
  15        Apr-07      17.5308    17.4924      17.5466       63        Apr-11        11.3273       11.1911       11.3841
  16        May-07      17.3232    17.2836      17.3395       64        May-11        11.6985       11.5656       11.7539
  17        Jun-07      16.8644    16.8259      16.8804       65        Jun-11        11.3128       11.1782       11.3689
  18        Jul-07      16.6757    16.6356      16.6922       66        Jul-11        11.6759       11.5360       11.7343
  19        Aug-07      16.2261    16.1870      16.2422       67        Aug-11        11.2857       11.1495       11.3425
  20        Sep-07      15.9235    15.8790      15.9420       68        Sep-11        11.2720       11.1350       11.3291
  21        Oct-07      15.8839    16.0955      15.7965       69        Oct-11        11.6336       11.4912       11.6929
  22        Nov-07      12.0426    11.8469      12.1231       70        Nov-11        11.2515       11.1211       11.3059
  23        Dec-07      12.3233    12.0981      12.4162       71        Dec-11        11.6174       11.4766       11.6761
  24        Jan-08      12.0618    11.8397      12.1538       72        Jan-12        11.2287       11.0917       11.2859
  25        Feb-08      12.0565    11.8351      12.1490       73        Feb-12        11.2147       11.0768       11.2722
  26        Mar-08      12.5323    12.2933      12.6323       74        Mar-12        11.9730       11.8249       12.0349
  27        Apr-08      11.9713    11.8284      12.0311       75        Apr-12        11.1865       11.0470       11.2446
  28        May-08      12.7964    12.5103      12.9162       76        May-12        11.5517       11.4151       11.6088
  29        Jun-08      12.4587    12.1741      12.5779       77        Jun-12        11.1697       11.0317       11.2273
  30        Jul-08      12.6796    12.3849      12.8031       78        Jul-12        11.5272       11.3838       11.5871
  31        Aug-08      12.3360    12.0503      12.4558       79        Aug-12        11.1410       11.0014       11.1993
  32        Sep-08      12.2780    11.9899      12.3988       80        Sep-12        11.1265       10.9861       11.1851
  33        Oct-08      12.5927    12.3827      12.6808       81        Oct-12        11.4824       11.3365       11.5433
  34        Nov-08      12.2147    11.9671      12.3186       82        Nov-12        11.1000       10.9624       11.1575
  35        Dec-08      12.5379    12.2850      12.6437       83        Dec-12        11.4562       11.3118       11.5165
  36        Jan-09      12.1922    11.9487      12.2938       84        Jan-13        11.0720       10.9314       11.1307
  37        Feb-09      12.1726    11.9301      12.2734       85        Feb-13        11.0573       10.9159       11.1163
  38        Mar-09      13.1970    12.9251      13.3101       86        Mar-13        12.2256       12.0682       12.2913
  39        Apr-09      12.1658    12.0017      12.2340       87        Apr-13        11.0276       10.8847       11.0873
  40        May-09      13.2113    12.9558      13.3177       88        May-13        11.3798       11.2313       11.4419
  41        Jun-09      12.8345    12.5822      12.9395       89        Jun-13        10.9978       10.8533       11.0582
  42        Jul-09      13.1565    12.8955      13.2652       90        Jul-13        11.3489       11.1987       11.4117
  43        Aug-09      12.7716    12.5185      12.8770       91        Aug-13        10.9678       10.8217       11.0289
  44        Sep-09      12.7404    12.4870      12.8460       92        Sep-13        10.9527       10.8058       11.0141
  45        Oct-09      13.0882    12.8480      13.1883       93        Oct-13        11.3022       11.1496       11.3660
  46        Nov-09      12.9108    12.6947      13.0008       94        Nov-13        10.9225       10.7740       10.9845
  47        Dec-09      13.2425    13.0202      13.3352       95        Dec-13        11.2709       11.1166       11.3353
  48        Jan-10      12.8507    12.6350      12.9406       96        Jan-14        10.8920       10.7420       10.9547



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               Distribution     Aggregate WAC     Loan Group I     Loan Group II
  Period           Date            Cap (%)         WAC Cap (%)       WAC Cap (%)
  ------------------------------------------------------------------------------
     97           Feb-14           10.8768           10.7260           10.9398
     98           Mar-14           12.0252           11.8574           12.0953
     99           Apr-14           10.8461           10.6938           10.9097
    100           May-14           11.1917           11.0335           11.2578
    101           Jun-14           10.8153           10.6614           10.8795
    102           Jul-14           11.1598           11.0001           11.2265
    103           Aug-14           10.7843           10.6290           10.8492
    104           Sep-14           10.7688           10.6127           10.8340
    105           Oct-14           11.1117           10.9496           11.1794
    106           Nov-14           10.7376           10.5801           10.8035
    107           Dec-14           11.0794           10.9158           11.1478
    108           Jan-15           10.7064           10.5473           10.7728
    109           Feb-15           10.6907           10.5309           10.7574
    110           Mar-15           11.8188           11.6411           11.8930
    111           Apr-15           10.6593           10.4981           10.7266
    112           May-15           10.9983           10.8310           11.0682
    113           Jun-15           10.6278           10.4652           10.6957
    114           Jul-15           10.9657           10.7969           11.0362
    115           Aug-15           10.5962           10.4321           10.6647
    116           Sep-15           10.5803           10.4156           10.6491
    117           Oct-15           10.9166           10.7457           10.9880
    118           Nov-15           10.5486           10.3825           10.6180
    119           Dec-15           10.8838           10.7115           10.9558
    120           Jan-16           10.5168           10.3493           10.5867


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $933,709,634. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.81]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated as 170% of the Pricing Prepayment Assumption.

                                  Swap Schedule

                             Swap                                     Swap
           Distribution    Notional                Distribution     Notional
Period         Date        Amount ($)    Period        Date          Amount
-----------------------------------------------------------------------------
   1          Feb-06      933,709,634     38          Mar-09       35,406,884
   2          Mar-06      915,532,838     39          Apr-09       33,822,300
   3          Apr-06      893,996,228     40          May-09       32,309,524
   4          May-06      869,164,809     41          Jun-09       30,865,230
   5          Jun-06      841,137,660     42          Jul-09       29,486,251
   6          Jul-06      810,048,244     43          Aug-09       28,169,573
   7          Aug-06      776,066,029     44          Sep-09       26,912,323
   8          Sep-06      739,395,392     45          Oct-09       25,711,766
   9          Oct-06      700,284,380     46          Nov-09       24,565,298
  10          Nov-06      659,281,286     47          Dec-09       23,470,436
  11          Dec-06      620,505,884     48          Jan-10       22,424,817
  12          Jan-07      583,905,781     49          Feb-10       21,426,187
  13          Feb-07      549,358,370     50          Mar-10       20,472,399
  14          Mar-07      516,747,698     51          Apr-10       19,561,408
  15          Apr-07      485,964,406     52          May-10       18,691,263
  16          May-07      456,905,507     53          Jun-10       17,860,104
  17          Jun-07      429,473,720     54          Jul-10       17,066,160
  18          Jul-07      403,577,035     55          Aug-10       16,307,734
  19          Aug-07      379,128,890     56          Sep-10       15,583,222
  20          Sep-07      356,047,631     57          Oct-10       14,891,060
  21          Oct-07      334,192,696     58          Nov-10       13,931,840
  22          Nov-07      119,705,504     59          Dec-10       13,320,585
  23          Dec-07      113,760,606     60          Jan-11       12,736,030
  24          Jan-08      108,116,576     61          Feb-11
  25          Feb-08      102,757,948                  onwards              0
  26          Mar-08       97,670,006
  27          Apr-08       92,838,807
  28          May-08       88,251,140
  29          Jun-08       83,894,488
  30          Jul-08       79,756,988
  31          Aug-08       75,827,399
  32          Sep-08       72,095,068
  33          Oct-08       68,549,897
  34          Nov-08       43,037,265
  35          Dec-08       41,007,242
  36          Jan-09       39,004,617
  37          Feb-09       37,120,472


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $971,602,117
Number of Mortgage Loans:                                                  6,187
Average Scheduled Principal Balance:                                    $157,039
Weighted Average Gross Coupon:                                            7.653%
Weighted Average Net Coupon: (2)                                          7.143%
Weighted Average Current FICO Score:                                         633
Weighted Average Original LTV Ratio:                                      79.70%
Weighted Average Combined Original LTV Ratio:                             82.37%
Weighted Average Stated Remaining Term (months):                             351
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.10%
Weighted Average Initial Rate Cap: (3)                                     2.87%
Weighted Average Periodic Rate Cap: (3)                                    1.08%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.85%
Weighted Average Percentage of Loans with Silent Seconds:                 35.03%
Weighted Average Back-Debt to Income Ratio:                               42.04%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Current Principal        of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Balance                Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below           553    $18,611,076        1.92%    10.182%       630     $33,655      93.44%     94.50%  67.32%     97.55%
$50,001 - $75,000         767     48,522,804        4.99      8.844        622      63,263      84.41      90.13   62.50      91.72
$75,001 - $100,000        863     76,127,603        7.84      8.218        623      88,213      82.78      90.56   62.26      92.13
$100,001 - $125,000       827     92,939,319        9.57      7.915        625     112,381      82.86      91.26   61.55      93.18
$125,001 - $150,000       706     97,042,654        9.99      7.755        630     137,454      81.58      90.22   58.41      92.24
$150,001 - $200,000       858    149,416,540       15.38      7.567        630     174,145      81.57      89.16   53.18      92.59
$200,001 - $250,000       578    129,336,910       13.31      7.528        632     223,766      82.18      89.98   45.64      94.59
$250,001 - $300,000       372    102,093,979       10.51      7.317        637     274,446      82.05      90.16   34.97      94.01
$300,001 - $350,000       272     87,635,948        9.02      7.307        633     322,191      82.67      91.12   32.81      95.97
$350,001 - $400,000       177     65,701,932        6.76      7.265        641     371,197      82.10      90.89   26.31      93.74
$400,001 & Above          214    104,173,352       10.72      7.051        649     486,791      81.10      89.32   38.25      99.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                          Distribution by Current Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Current Rate           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               2       $588,378        0.06%     4.772%       625    $294,189      80.00%     98.63%   0.00%    100.00%
5.00 - 5.49%               15      4,584,584        0.47      5.335        648     305,639      77.93      84.49   86.04      93.46
5.50 - 5.99%              137     34,099,523        3.51      5.843        659     248,902      80.76      91.38   69.34      98.55
6.00 - 6.49%              352     81,110,026        8.35      6.268        654     230,426      79.49      90.59   62.47      98.51
6.50 - 6.99%              896    184,103,893       18.95      6.764        642     205,473      79.70      89.90   52.31      96.90
7.00 - 7.49%              884    159,003,550       16.37      7.245        635     179,868      80.68      90.40   46.66      95.64
7.50 - 7.99%            1,200    208,145,715       21.42      7.735        635     173,455      81.61      89.65   37.13      93.41
8.00 - 8.49%              729    107,988,996       11.11      8.221        621     148,133      82.99      90.38   40.70      90.60
8.50 - 8.99%              655     82,612,177        8.50      8.725        613     126,125      85.70      89.14   43.81      88.34
9.00% & Above           1,317    109,365,275       11.26      9.921        611      83,041      90.52      92.08   53.05      91.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Credit Score           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               175    $31,690,164        3.26%     7.356%       764    $181,087      85.20%     93.55%  33.97%     70.84%
720 - 739                 124     23,560,617        2.42      7.339        729     190,005      85.68      95.62   29.06      85.78
700 - 719                 230     41,206,393        4.24      7.278        708     179,158      83.57      93.07   25.81      88.66
680 - 699                 328     56,612,023        5.83      7.244        688     172,598      82.64      90.96   26.53      89.33
660 - 679                 552     93,722,101        9.65      7.367        669     169,786      82.59      91.89   37.98      91.02
640 - 659                 855    140,863,484       14.50      7.470        649     164,753      82.10      91.09   34.69      93.37
620 - 639               1,174    186,902,928       19.24      7.605        629     159,202      82.12      91.67   39.06      95.64
600 - 619               1,144    170,527,176       17.55      7.690        610     149,062      82.39      90.52   53.60      97.34
580 - 599                 872    117,820,739       12.13      7.873        589     135,116      82.43      89.34   73.81      97.99
560 - 579                 387     53,913,152        5.55      8.389        569     139,310      82.06      84.78   79.47      99.34
540 - 559                 205     32,957,455        3.39      8.353        549     160,768      81.05      81.43   77.74      98.65
520 - 539                  90     14,495,309        1.49      8.650        529     161,059      79.27      79.63   77.85      99.51
500 - 519                  50      7,027,360        0.72      8.693        511     140,547      72.99      73.30   72.01      99.22
1 - 499                     1        303,215        0.03      8.630        487     303,215      78.08      78.08   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Lien                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                       5,503   $939,019,615       96.65%     7.555%       632    $170,638      81.78%     89.93%  47.83%     93.95%
2                         684     32,582,502        3.35     10.483        650      47,635      99.57      99.57   46.19      99.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                      Distribution by Combined Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Combined                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            128    $17,826,022        1.83%     7.348%       606    $139,266      48.67%     48.91%  63.77%     97.56%
60.01 - 70.00%            166     29,641,215        3.05      7.327        612     178,562      66.36      67.07   49.66      94.50
70.01 - 80.00%          3,631    610,249,682       62.81      7.364        636     168,067      79.55      91.88   42.30      96.50
80.01 - 85.00%            379     71,592,391        7.37      7.673        613     188,898      84.24      85.12   52.75      89.82
85.01 - 90.00%            697    131,025,702       13.49      7.909        626     187,985      89.58      89.87   53.00      89.70
90.01 - 95.00%            268     42,190,222        4.34      8.443        625     157,426      94.58      94.59   67.77      89.01
95.01 - 100.00%           918     69,076,883        7.11      9.438        655      75,247      99.88      99.89   63.96      88.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            811    $50,385,541        5.19%     9.373%       634     $62,128      81.59%     81.68%  52.43%     98.72%
60.01 - 70.00%            166     29,641,215        3.05      7.327        612     178,562      66.36      67.07   49.66      94.50
70.01 - 80.00%          3,630    610,217,295       62.81      7.364        636     168,104      79.55      91.88   42.30      96.50
80.01 - 85.00%            378     71,577,447        7.37      7.672        613     189,358      84.24      85.12   52.74      89.82
85.01 - 90.00%            690    130,670,159       13.45      7.903        626     189,377      89.58      89.87   53.01      89.67
90.01 - 95.00%            244     41,193,592        4.24      8.396        625     168,826      94.58      94.58   68.17      88.84
95.01 - 100.00%           268     37,916,868        3.90      8.575        658     141,481      99.85      99.87   78.67      78.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Doc Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Doc Type               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                3,380   $464,209,228       47.78%     7.570%       617    $137,340      83.04%     89.59%  100.00%    94.33%
Limited                   117     22,063,915        2.27      7.608        637     188,580      83.32      91.22    0.00      80.04
Stated                  2,654    479,632,165       49.37      7.731        647     180,720      81.71      90.92    0.00      94.61
No Doc                     36      5,696,809        0.59      8.079        683     158,245      80.93      83.93    0.00      91.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                             Distribution by Purpose

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Purpose                Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                3,975   $591,210,879       60.85%     7.701%       641    $148,732      82.97%     93.62%  40.86%     92.98%
Cashout Refi            1,754    305,511,728       31.44      7.613        619     174,180      81.42      84.35   58.07      95.85
Rate/term Refi            458     74,879,510        7.71      7.442        624     163,492      81.56      87.74   60.36      96.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Occupancy              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          5,789   $914,552,292       94.13%     7.626%       630    $157,981      82.14%     90.36%  47.88%    100.00%
Non-owner Occupied        270     36,850,621        3.79      8.245        678     136,484      86.07      86.74   41.05       0.00
Second Home               128     20,199,203        2.08      7.817        669     157,806      86.18      91.59   55.42       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Property Type          Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           4,675   $699,405,799       71.98%     7.670%       629    $149,606      82.48%     90.23%  50.73%     95.78%
PUD                       886    155,342,609       15.99      7.586        633     175,330      81.55      89.95   46.94      91.22
2 Family                  225     48,333,386        4.97      7.539        658     214,815      82.25      89.84   24.12      88.07
Condo                     314     48,258,033        4.97      7.726        647     153,688      84.04      91.82   40.16      88.06
3-4 Family                 76     19,204,688        1.98      7.647        670     252,693      81.23      90.83   26.76      87.76
Townhouse                   6        549,138        0.06      9.031        606      91,523      79.25      79.25    9.79     100.00
Condo Hi-rise               5        508,463        0.05      8.216        622     101,693      83.75     100.00   52.86     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                              Distribution by State

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
State                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        639   $176,167,445       18.13%     7.090%       641    $275,692      81.44%     90.42%  33.71%     98.17%
IL                        491     95,860,886        9.87      7.435        638     195,236      82.26      90.19   34.44      93.11
FL                        417     74,567,716        7.67      7.642        639     178,819      81.47      87.52   39.26      85.77
TX                        725     74,262,355        7.64      7.946        626     102,431      82.62      91.29   52.10      93.93
GA                        418     56,755,991        5.84      7.841        632     135,780      82.72      91.53   57.06      87.91
MI                        394     41,233,991        4.24      8.335        620     104,655      84.09      91.66   61.03      93.82
AZ                        191     31,822,473        3.28      7.618        629     166,610      82.52      88.19   51.00      95.44
MN                        184     30,887,162        3.18      7.443        630     167,865      82.10      92.27   49.01      94.93
OH                        262     28,821,285        2.97      7.789        625     110,005      84.16      92.24   66.48      95.21
TN                        249     25,643,310        2.64      8.149        623     102,985      83.57      91.51   58.32      92.95
Other                   2,217    335,579,503       34.54      7.807        630     151,366      82.54      89.92   53.87      95.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Zip                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60639                      20     $5,246,361        0.54%     7.307%       647    $262,318      82.17%     90.97%  33.44%     85.00%
60651                      14      2,974,800        0.31      7.215        672     212,486      83.69      89.17   27.80     100.00
85242                      17      2,813,005        0.29      7.921        625     165,471      84.21      91.98   52.94      91.11
94565                       7      2,343,672        0.24      6.988        649     334,810      80.57      90.14   54.33      78.38
95757                       7      2,106,242        0.22      6.900        679     300,892      82.17      95.01   57.71     100.00
92879                       6      2,085,178        0.21      6.710        670     347,530      85.06      92.64    0.00     100.00
60630                       7      2,074,416        0.21      7.624        650     296,345      84.40      89.89    0.00     100.00
95961                      10      2,060,556        0.21      6.381        675     206,056      82.34      95.00   45.70     100.00
01841                       8      2,005,951        0.21      7.212        686     250,744      79.55      91.90   19.54     100.00
60544                       8      1,978,940        0.20      6.883        623     247,368      79.24      92.15   30.42     100.00
Other                   6,083    945,912,997       97.36      7.667        632     155,501      82.37      90.21   48.18      94.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
Remaining              Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To                of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Maturity               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   598    $32,044,116        3.30%    10.126%       649     $53,585      96.09%     96.50%  45.08%     98.00%
181 - 240                  75      3,009,650        0.31      9.678        640      40,129      96.92      96.92   78.70     100.00
241 - 360               5,508    935,579,570       96.29      7.562        632     169,858      81.85      90.01   47.72      93.97
421 - 480                   6        968,780        0.10      7.322        609     161,463      88.57      94.44   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                        Distribution by Amortization Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Amortization Type      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 mo ARM                    1       $112,507        0.01%     6.750%       601    $112,507      80.00%    100.00%  100.00%   100.00%
1 mo ARM IO                 1        109,550        0.01      8.050        595     109,550      80.00     100.00   100.00    100.00
10 yr Fixed                 3        248,898        0.03      8.114        616      82,966      63.66      63.66   100.00     66.26
15 yr Fixed                68      4,603,298        0.47      8.626        634      67,696      80.49      81.46   56.06      90.54
15 yr Fixed IO              3        224,700        0.02      8.037        647      74,900      75.12      75.12   100.00    100.00
2 yr ARM                2,496    374,185,785       38.51      7.833        614     149,914      82.40      88.61   49.36      93.25
2 yr ARM IO             1,255    289,756,286       29.82      7.243        650     230,882      81.59      93.24   37.78      94.72
20 yr Fixed                75      3,009,650        0.31      9.678        640      40,129      96.92      96.92   78.70     100.00
25 yr Fixed                 1         44,912        0.00     10.900        591      44,912      90.00      90.00   100.00    100.00
3 yr ARM                  435     72,860,275        7.50      7.768        626     167,495      82.62      89.30   43.86      91.52
3 yr ARM IO               290     58,991,453        6.07      7.213        647     203,419      82.15      91.71   58.93      95.47
30 yr Fixed               853    105,280,018       10.84      7.696        635     123,423      80.20      85.62   65.40      95.07
30 yr Fixed IO             59     11,025,499        1.13      7.076        657     186,873      79.30      89.08   67.54      94.98
40 yr Fixed                 5        679,003        0.07      7.464        611     135,801      88.86      97.24   100.00    100.00
5 yr ARM                   31      5,371,569        0.55      7.138        651     173,276      81.82      86.89   46.88      90.71
5 yr ARM IO                39      8,182,618        0.84      7.117        666     209,811      81.42      90.90   52.20      98.34
6 mo ARM                   32      7,183,388        0.74      6.768        622     224,481      82.71      95.19    4.47      95.61
Fixed Balloon 25/15         1         94,141        0.01      7.950        625      94,141      80.00     100.00    0.00     100.00
Fixed Balloon 30/15       523     26,873,078        2.77     10.427        652      51,383      99.29      99.55   42.39      99.55
Fixed Balloon 40/30        16      2,765,486        0.28      7.428        620     172,843      80.98      84.04   78.39      88.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Interest                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Only Term              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                       4,540   $603,312,011       62.09%     7.911%       622    $132,888      82.84%     88.69%  51.04%     93.64%
24                        217     48,950,570        5.04      7.022        642     225,579      82.10      94.49   41.02      99.49
36                         84     19,934,976        2.05      6.881        652     237,321      82.80      93.02   48.89     100.00
60                      1,322    293,397,100       30.20      7.293        651     221,934      81.41      92.45   42.30      93.85
120                        24      6,007,460        0.62      7.083        657     250,311      83.30      96.10   38.90      93.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                      Distribution by Initial Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Initial Periodic         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               32     $7,183,388        0.74%     6.768%       622    $224,481      82.71%     95.19%   4.47%     95.61%
1.01 - 1.50%              320     54,344,199        5.59      7.950        618     169,826      81.90      86.67   65.80      93.58
1.51 - 2.00%               55     10,360,544        1.07      7.678        639     188,374      83.32      95.18   41.04      92.16
2.01 - 2.50%                1        136,644        0.01      6.750        614     136,644      68.50      68.50   100.00    100.00
2.51 - 3.00%            4,162    743,032,858       76.48      7.528        632     178,528      82.10      90.80   44.07      93.88
3.01 - 3.50%                8      1,267,898        0.13      7.991        658     158,487      82.38      86.67   25.04      79.45
3.51 - 4.00%                2        427,900        0.04      7.730        642     213,950      79.99     100.00    0.00     100.00
N/A                     1,607    154,848,685       15.94      8.188        639      96,359      83.80      88.36   62.00      95.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Periodic                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   3,849   $690,242,225       71.04%     7.552%       632    $179,330      82.18%     90.72%  43.22%     93.41%
1.50%                     730    126,035,257       12.97      7.553        628     172,651      81.68      90.00   55.43      96.15
2.00%                       1        475,950        0.05      7.500        782     475,950      79.99     100.00    0.00     100.00
N/A                     1,607    154,848,685       15.94      8.188        639      96,359      83.80      88.36   62.00      95.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To Rate           of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Reset                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                     35     $7,464,858        0.77%     6.794%       621    $213,282      82.61%     95.22%   8.07%     95.77%
13 - 24                 3,750    663,882,658       68.33      7.575        630     177,035      82.05      90.63   44.30      93.89
25 - 36                   725    131,851,728       13.57      7.520        636     181,864      82.41      90.38   50.60      93.29
49 & Above                 70     13,554,187        1.40      7.125        660     193,631      81.58      89.31   50.09      95.32
N/A                     1,607    154,848,685       15.94      8.188        639      96,359      83.80      88.36   62.00      95.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                       The Mortgage Loans - All Collateral

                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Life Maximum Rate      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                     1,607   $154,848,685       15.94%     8.188%       639     $96,359      83.80%     88.36%  62.00%     95.67%
0.00 - 11.99%             180     41,090,400        4.23      6.911        634     228,280      81.51      86.21   62.45      91.55
12.00 - 12.49%            167     40,508,712        4.17      6.226        656     242,567      78.89      90.97   63.87      98.79
12.50 - 12.99%            494    107,907,989       11.11      6.614        643     218,437      80.26      90.83   54.59      96.89
13.00 - 13.49%            530    106,023,565       10.91      6.963        641     200,044      81.09      91.59   51.97      95.23
13.50 - 13.99%            890    171,151,803       17.62      7.399        638     192,305      81.11      91.09   35.64      94.22
14.00 - 14.49%            639    112,883,291       11.62      7.706        628     176,656      81.89      91.38   34.66      93.74
14.50 - 14.99%            648    106,981,479       11.01      8.111        625     165,095      83.95      90.30   38.40      91.98
15.00 - 15.49%            403     55,905,224        5.75      8.577        616     138,723      85.85      91.23   42.51      90.52
15.50 - 15.99%            331     42,327,813        4.36      9.061        604     127,879      86.46      89.26   44.38      89.26
16.00% & Above            298     31,973,157        3.29      9.786        587     107,292      84.09      88.31   59.10      91.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Margin                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                     1,607   $154,848,685       15.94%     8.188%       639     $96,359      83.80%     88.36%  62.00%     95.67%
0.00 - 4.99%              524    119,596,193       12.31      6.518        646     228,237      80.50      90.81   49.09      97.37
5.00 - 5.49%              465     97,233,985       10.01      6.808        641     209,105      80.56      92.07   44.03      97.41
5.50 - 5.99%              810    158,622,559       16.33      7.169        636     195,830      81.29      91.32   46.45      95.97
6.00 - 6.49%              798    142,994,829       14.72      7.578        629     179,192      81.69      89.35   50.24      94.04
6.50 - 6.99%              818    139,968,960       14.41      7.941        628     171,111      82.41      90.12   35.84      92.49
7.00 - 7.49%              483     70,389,181        7.24      8.409        623     145,733      83.87      91.30   37.52      89.49
7.50 - 7.99%              364     49,022,206        5.05      8.794        613     134,676      84.90      89.30   43.42      87.35
8.00 - 8.49%              185     22,058,614        2.27      9.263        603     119,236      87.70      89.93   60.78      82.86
8.50 - 8.99%              102     12,861,179        1.32      9.837        600     126,090      88.05      89.95   51.77      87.11
9.00 - 9.49%               25      3,444,189        0.35      9.939        586     137,768      88.28      92.01   82.30      98.11
9.50% & Above               6        561,538        0.06     10.457        620      93,590      90.97      98.95   71.28      71.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                  6,187   $971,602,117      100.00%     7.653%       633    $157,039      82.37%     90.25%  47.78%     94.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $284,687,982
Number of Mortgage Loans:                                                  2,037
Average Scheduled Principal Balance:                                    $139,758
Weighted Average Gross Coupon:                                            7.609%
Weighted Average Net Coupon: (2)                                          7.099%
Weighted Average Current FICO Score:                                         633
Weighted Average Original LTV Ratio:                                      79.54%
Weighted Average Combined Original LTV Ratio:                             82.30%
Weighted Average Stated Remaining Term (months):                             351
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll: (3)                                          24
Weighted Average Gross Margin: (3)                                         6.02%
Weighted Average Initial Rate Cap: (3)                                     2.81%
Weighted Average Periodic Rate Cap: (3)                                    1.09%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.86%
Weighted Average Percentage of Loans with Silent Seconds:                 29.86%
Weighted Average Back-Debt to Income Ratio:                               41.96%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Current                  of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below           221     $6,947,622        2.44%    10.098%       638     $31,437      96.45%     97.63%  65.26%     97.79%
$50,001 - $75,000         242     15,299,374        5.37      8.537        630      63,221      83.41      89.70   44.18      89.88
$75,001 - $100,000        308     27,098,732        9.52      7.889        629      87,983      80.94      89.31   53.04      91.60
$100,001 - $125,000       276     31,102,455       10.93      7.749        631     112,690      81.71      88.67   53.35      90.13
$125,001 - $150,000       253     34,695,666       12.19      7.609        633     137,137      80.95      87.76   60.65      89.52
$150,001 - $200,000       319     55,227,091       19.40      7.430        631     173,126      81.00      86.79   53.80      89.53
$200,001 - $250,000       176     39,150,843       13.75      7.415        636     222,448      83.06      88.14   46.95      88.43
$250,001 - $300,000       113     30,754,989       10.80      7.281        639     272,168      82.29      86.52   38.83      87.45
$300,001 - $350,000        81     26,198,415        9.20      7.345        625     323,437      83.87      87.72   45.85      95.00
$350,001 - $400,000        42     15,633,085        5.49      7.285        645     372,216      83.03      86.34   37.83      87.76
$400,001 & Above            6      2,579,710        0.91      6.116        658     429,952      73.05      79.32   62.93     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                          Distribution by Current Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Current Rate           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%               11     $2,860,642        1.00%     5.321%       643    $260,058      75.59%     80.73%  100.00%    89.51%
5.50 - 5.99%               79     16,065,703        5.64      5.851        657     203,363      81.13      88.78   83.75     100.00
6.00 - 6.49%              175     33,740,766       11.85      6.274        644     192,804      78.87      87.13   74.95      96.43
6.50 - 6.99%              215     33,921,114       11.92      6.761        632     157,773      78.32      85.37   67.19      91.70
7.00 - 7.49%              289     45,987,358       16.15      7.231        629     159,126      80.46      87.22   54.70      95.81
7.50 - 7.99%              393     61,905,013       21.74      7.732        629     157,519      82.54      87.73   45.13      90.56
8.00 - 8.49%              248     31,423,821       11.04      8.184        629     126,709      82.27      88.19   37.65      86.67
8.50 - 8.99%              231     28,459,741       10.00      8.733        635     123,202      85.62      88.60   15.41      78.93
9.00% & Above             396     30,323,824       10.65      9.862        628      76,575      91.05      92.41   30.25      80.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Credit Score           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                63     $9,611,762        3.38%     7.667%       760    $152,568      87.61%     91.54%  50.07%     41.71%
720 - 739                  44      6,195,289        2.18      7.931        727     140,802      89.35      93.62   47.97      59.16
700 - 719                  77     11,276,339        3.96      7.409        708     146,446      85.32      89.99   37.29      72.84
680 - 699                 114     15,590,756        5.48      7.122        688     136,761      82.16      87.32   46.70      83.08
660 - 679                 196     29,984,819       10.53      7.401        669     152,984      83.78      90.29   41.35      85.42
640 - 659                 287     41,756,614       14.67      7.491        649     145,493      82.46      89.23   40.68      91.22
620 - 639                 404     54,803,127       19.25      7.611        628     135,651      81.75      89.09   43.99      93.97
600 - 619                 399     52,686,248       18.51      7.671        609     132,046      81.63      87.79   52.39      97.32
580 - 599                 300     37,342,905       13.12      7.878        590     124,476      82.21      86.95   67.89      96.15
560 - 579                  74     11,832,889        4.16      7.570        569     159,904      79.40      80.93   66.13     100.00
540 - 559                  48      8,292,676        2.91      7.878        549     172,764      79.35      79.45   71.24     100.00
520 - 539                  22      3,803,786        1.34      8.243        531     172,899      75.41      76.08   68.06     100.00
500 - 519                   9      1,510,772        0.53      8.238        511     167,864      66.60      66.65   55.70      96.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Lien                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                       1,783   $274,807,121       96.53%     7.513%       633    $154,126      81.69%     87.51%  49.62%     89.82%
2                         254      9,880,862        3.47     10.291        643      38,901      99.41      99.41   66.04      98.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                      Distribution by Combined Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Combined                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             44     $6,965,913        2.45%     6.946%       598    $158,316      49.36%     49.48%  66.86%     98.79%
60.01 - 70.00%             59     10,053,271        3.53      6.972        619     170,394      66.35      66.50   54.14      93.30
70.01 - 80.00%          1,178    167,141,255       58.71      7.360        632     141,886      79.47      88.89   48.36      94.38
80.01 - 85.00%            141     24,812,595        8.72      7.553        622     175,976      84.21      84.88   48.38      85.07
85.01 - 90.00%            225     42,421,421       14.90      7.863        636     188,540      89.55      89.67   43.70      84.74
90.01 - 95.00%             88     13,996,652        4.92      8.261        635     159,053      94.47      94.48   61.07      83.83
95.01 - 100.00%           302     19,296,874        6.78      9.383        670      63,897      99.83      99.87   66.72      71.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            298    $16,846,775        5.92%     8.908%       624     $56,533      78.71%     78.76%  66.38%     98.89%
60.01 - 70.00%             59     10,053,271        3.53      6.972        619     170,394      66.35      66.50   54.14      93.30
70.01 - 80.00%          1,178    167,141,255       58.71      7.360        632     141,886      79.47      88.89   48.36      94.38
80.01 - 85.00%            140     24,797,651        8.71      7.551        622     177,126      84.21      84.88   48.35      85.06
85.01 - 90.00%            223     42,295,128       14.86      7.857        636     189,664      89.55      89.67   43.60      84.69
90.01 - 95.00%             75     13,414,447        4.71      8.177        634     178,859      94.46      94.48   61.11      83.28
95.01 - 100.00%            64     10,139,456        3.56      8.556        693     158,429      99.79      99.87   67.15      46.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Doc Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Doc Type               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                1,075   $142,885,211       50.19%     7.220%       627    $132,916      82.33%     88.03%  100.00%    91.86%
Limited                    40      5,597,685        1.97      7.945        646     139,942      84.91      89.18    0.00      63.15
Stated                    912    134,966,314       47.41      8.001        639     147,989      82.19      87.84    0.00      89.53
No Doc                     10      1,238,772        0.44      8.199        686     123,877      79.31      79.60    0.00      79.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                             Distribution by Purpose

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Purpose                Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                1,101   $130,503,186       45.84%     7.788%       644    $118,532      83.22%     91.12%  44.36%     82.58%
Cashout Refi              724    120,720,998       42.40      7.516        623     166,742      81.56      84.71   54.11      96.95
Rate/term Refi            212     33,463,798       11.75      7.246        627     157,848      81.40      87.06   58.80      95.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Occupancy              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,850   $256,609,215       90.14%     7.541%       628    $138,708      81.74%     87.82%  51.15%    100.00%
Non-owner Occupied        123     17,551,156        6.17      8.425        689     142,692      88.29      88.80   37.25       0.00
Second Home                64     10,527,612        3.70      7.898        678     164,494      85.95      88.86   48.37       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Property Type          Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,552   $204,177,310       71.72%     7.620%       630    $131,558      82.08%     87.96%  52.14%     93.71%
PUD                       276     45,100,013       15.84      7.524        636     163,406      82.52      87.76   54.29      82.41
Condo                     109     15,598,247        5.48      7.855        649     143,103      85.29      90.44   38.12      80.03
2 Family                   73     13,120,819        4.61      7.502        646     179,737      82.08      85.35   31.65      75.69
3-4 Family                 26      6,669,615        2.34      7.468        652     256,524      81.07      86.82   27.44      85.13
Condo Hi-rise               1         21,979        0.01      9.590        567      21,979     100.00     100.00   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                              Distribution by State

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
State                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
IL                        185    $32,396,320       11.38%     7.328%       639    $175,115      82.11%     86.58%  35.52%     89.11%
CA                        117     28,981,846       10.18      7.047        622     247,708      81.14      84.50   54.22      96.73
FL                        148     26,233,096        9.21      7.610        640     177,251      81.69      85.40   45.89      81.17
MI                        206     19,215,635        6.75      8.209        623      93,280      83.49      91.08   55.34      94.84
GA                        147     18,952,591        6.66      8.000        633     128,929      83.16      88.74   61.33      80.68
TX                        181     16,253,066        5.71      7.955        635      89,796      82.79      88.56   42.51      83.65
MN                         84     12,616,992        4.43      7.309        634     150,202      82.06      89.54   46.56      93.88
OH                         94     10,023,927        3.52      7.575        634     106,638      83.75      92.11   68.48      93.33
AZ                         63      9,927,950        3.49      7.524        626     157,587      83.14      87.64   46.51      91.84
CO                         61      9,251,003        3.25      7.294        643     151,656      82.59      89.93   58.45      95.38
Other                     751    100,835,557       35.42      7.695        634     134,268      82.17      88.36   51.27      91.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Zip                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60639                      10     $2,794,292        0.98%     7.258%       654    $279,429      84.16%     87.45%  23.11%     71.83%
01841                       6      1,436,840        0.50      7.184        662     239,473      79.37      88.69   27.28     100.00
94565                       3      1,119,441        0.39      6.936        643     373,147      82.98      90.20   68.50     100.00
60630                       4      1,045,835        0.37      7.731        662     261,459      81.44      87.23    0.00     100.00
48239                      10        942,512        0.33      7.775        612      94,251      84.00      91.73   100.00    100.00
93552                       4        903,019        0.32      6.754        585     225,755      84.47      90.37   70.35     100.00
85242                       4        881,387        0.31      7.645        619     220,347      85.90      85.90   46.19      71.64
60652                       5        862,966        0.30      7.331        638     172,593      82.71      85.04   81.02     100.00
32712                       3        829,152        0.29      7.898        596     276,384      86.33      86.39   51.91     100.00
60632                       4        824,968        0.29      6.706        625     206,242      76.52      81.60   19.93     100.00
Other                   1,984    273,047,571       95.91      7.622        633     137,625      82.28      87.93   50.47      90.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
Remaining              Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To                of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Maturity               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   187     $8,588,907        3.02%     9.592%       645     $45,930      93.66%     93.83%  61.06%     96.50%
181 - 240                  57      1,876,920        0.66      9.895        642      32,928      98.00      98.00   72.03     100.00
241 - 360               1,792    274,142,316       96.30      7.532        633     152,981      81.84      87.66   49.69      89.87
421 - 480                   1         79,839        0.03      7.000        589      79,839      79.98     100.00   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                        Distribution by Amortization Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Amortization             of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 yr Fixed                 1        $83,981        0.03%     6.380%       649     $83,981      37.78%     37.78%  100.00%     0.00%
15 yr Fixed                19      1,579,689        0.55      7.727        638      83,142      75.42      76.34   37.35      90.50
15 yr Fixed IO              3        224,700        0.08      8.037        647      74,900      75.12      75.12   100.00    100.00
2 yr ARM                  737    103,731,510       36.44      7.686        617     140,748      81.31      86.18   41.94      90.73
2 yr ARM IO               409     73,356,925       25.77      7.429        649     179,357      83.18      90.34   50.69      86.49
20 yr Fixed                57      1,876,920        0.66      9.895        642      32,928      98.00      98.00   72.03     100.00
3 yr ARM                  186     29,440,297       10.34      7.666        632     158,281      82.20      87.96   35.62      85.54
3 yr ARM IO               137     23,243,377        8.16      7.452        640     169,660      83.23      89.15   71.32      90.95
30 yr Fixed               249     31,301,264       10.99      7.431        639     125,708      79.18      84.36   65.68      96.64
30 yr Fixed IO             27      4,801,907        1.69      6.946        653     177,848      79.46      88.50   78.16      91.78
40 yr Fixed                 1         79,839        0.03      7.000        589      79,839      79.98     100.00   100.00    100.00
5 yr ARM                   13      1,820,933        0.64      6.679        632     140,072      80.90      83.34   77.57     100.00
5 yr ARM IO                18      3,264,702        1.15      7.227        652     181,372      82.61      91.76   70.00      95.83
6 mo ARM                   14      2,872,017        1.01      6.926        637     205,144      85.00      91.26    4.72      89.01
Fixed Balloon 30/15       164      6,700,536        2.35     10.124        647      40,857      99.28      99.28   64.85      99.00
Fixed Balloon 40/30         2        309,384        0.11      6.460        581     154,692      76.37      81.84   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Interest                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Only Term              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                       1,443   $179,796,370       63.16%     7.727%       625    $124,599      81.90%     86.71%  46.09%     91.36%
24                         54      8,669,248        3.05      7.018        635     160,542      83.65      90.22   64.74      99.09
36                         23      4,795,088        1.68      6.750        652     208,482      82.53      86.38   52.29     100.00
60                        515     91,137,775       32.01      7.473        648     176,967      82.89      90.15   56.63      86.33
120                         2        289,501        0.10      9.008        615     144,750      99.83      99.83   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Initial Periodic         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               14     $2,872,017        1.01%     6.926%       637    $205,144      85.00%     91.26%   4.72%     89.01%
1.01 - 1.50%              162     24,819,400        8.72      8.147        621     153,206      82.43      87.54   56.76      93.52
1.51 - 2.00%               12      1,912,950        0.67      8.036        655     159,413      80.81      99.56   27.01      95.92
2.51 - 3.00%            1,322    207,539,082       72.90      7.491        633     156,989      82.19      87.98   46.62      88.28
3.01 - 3.50%                2        158,411        0.06      8.067        647      79,206      91.05      91.05   55.24     100.00
3.51 - 4.00%                2        427,900        0.15      7.730        642     213,950      79.99     100.00    0.00     100.00
N/A                       523     46,958,221       16.49      7.868        641      89,786      82.59      87.07   66.65      96.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                          Distribution by Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Periodic                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
                1.00%   1,243   $194,762,657       68.41%     7.515%       634    $156,688      82.33%     88.05%  45.55%     87.59%
                1.50%     271     42,967,104       15.09      7.754        623     158,550      81.87      88.29   53.25      94.95
N/A                       523     46,958,221       16.49      7.868        641      89,786      82.59      87.07   66.65      96.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To Rate           of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Reset                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                     14     $2,872,017        1.01%     6.926%       637    $205,144      85.00%     91.26%   4.72%     89.01%
13 - 24                 1,146    177,088,435       62.20      7.579        630     154,527      82.08      87.90   45.57      88.98
25 - 36                   323     52,683,674       18.51      7.571        635     163,107      82.65      88.48   51.37      87.93
49 & Above                 31      5,085,635        1.79      7.031        645     164,053      82.00      88.75   72.71      97.33
N/A                       523     46,958,221       16.49      7.868        641      89,786      82.59      87.07   66.65      96.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Life Maximum Rate      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                       523    $46,958,221       16.49%     7.868%       641     $89,786      82.59%     87.07%  66.65%     96.28%
0.00 - 11.99%              79     15,871,444        5.58      7.200        634     200,904      82.79      86.08   59.46      89.87
12.00 - 12.49%             92     18,325,368        6.44      6.184        645     199,189      78.24      87.77   78.94      97.33
12.50 - 12.99%            133     22,603,900        7.94      6.431        641     169,954      78.82      87.10   68.78      92.98
13.00 - 13.49%            160     28,329,688        9.95      6.894        638     177,061      82.13      89.66   61.78      94.54
13.50 - 13.99%            246     39,496,938       13.87      7.459        626     160,557      81.61      87.16   44.89      89.65
14.00 - 14.49%            180     28,832,630       10.13      7.568        625     160,181      81.74      88.56   41.68      90.90
14.50 - 14.99%            284     43,265,364       15.20      8.052        633     152,343      84.00      88.75   38.05      84.44
15.00 - 15.49%            147     18,216,884        6.40      8.499        634     123,924      83.98      88.59   26.35      80.02
15.50 - 15.99%             99     12,608,039        4.43      9.052        624     127,354      85.33      87.75   14.18      80.86
16.00% & Above             94     10,179,507        3.58      9.661        608     108,293      86.04      88.66   18.06      84.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                     The Mortgage Loans - Group I Collateral

                             Distribution by Margin

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Margin                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                       523    $46,958,221       16.49%     7.868%       641     $89,786      82.59%     87.07%  66.65%     96.28%
0.00 - 4.99%              208     37,888,219       13.31      6.459        638     182,155      79.90      86.35   61.72      95.85
5.00 - 5.49%              181     32,369,637       11.37      6.709        629     178,838      79.99      88.05   61.64      93.62
5.50 - 5.99%              260     40,973,866       14.39      7.328        631     157,592      81.54      88.23   55.44      92.71
6.00 - 6.49%              296     48,141,892       16.91      7.681        631     162,642      82.13      87.29   47.27      91.36
6.50 - 6.99%              268     39,112,876       13.74      8.033        625     145,944      82.93      88.07   34.51      90.18
7.00 - 7.49%              132     17,128,262        6.02      8.575        622     129,760      83.79      89.72   25.79      82.81
7.50 - 7.99%               94     12,234,200        4.30      8.862        653     130,151      87.96      91.76   24.04      59.53
8.00 - 8.49%               43      5,587,883        1.96      9.453        646     129,951      89.16      90.71   17.30      57.63
8.50 - 8.99%               25      3,539,919        1.24      9.888        631     141,597      89.04      89.59   12.43      65.75
9.00 - 9.49%                3        297,766        0.10      9.574        638      99,255      98.45      98.45   72.37      78.17
9.50% & Above               4        455,241        0.16     10.214        632     113,810      93.53      98.71   64.57      64.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,037   $284,687,982      100.00%     7.609%       633    $139,758      82.30%     87.92%  50.19%     90.14%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $686,914,134
Number of Mortgage Loans:                                                  4,150
Average Scheduled Principal Balance:                                    $165,521
Weighted Average Gross Coupon:                                            7.672%
Weighted Average Net Coupon: (2)                                          7.162%
Weighted Average Current FICO Score:                                         632
Weighted Average Original LTV Ratio:                                      79.77%
Weighted Average Combined Original LTV Ratio:                             82.41%
Weighted Average Stated Remaining Term (months):                             351
Weighted Average Seasoning(months):                                            3
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.14%
Weighted Average Initial Rate Cap: (3)                                     2.89%
Weighted Average Periodic Rate Cap: (3)                                    1.07%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.85%
Weighted Average Percentage of Loans with Silent Seconds:                 37.16%
Weighted Average Back-Debt to Income Ratio:                               42.07%
Weighted Average Percentage of Loans with Mortgage Insurance:              0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Current                  of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Principal Balance      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below           332    $11,663,454        1.70%    10.232%       626     $35,131      91.64%     92.64%  68.54%     97.41%
$50,001 - $75,000         525     33,223,430        4.84      8.986        618      63,283      84.87      90.33   70.94      92.57
$75,001 - $100,000        555     49,028,871        7.14      8.399        619      88,340      83.80      91.26   67.36      92.42
$100,001 - $125,000       551     61,836,864        9.00      7.999        622     112,227      83.43      92.57   65.67      94.71
$125,001 - $150,000       453     62,346,988        9.08      7.836        628     137,631      81.93      91.59   57.17      93.76
$150,001 - $200,000       539     94,189,448       13.71      7.647        629     174,749      81.90      90.55   52.81      94.38
$200,001 - $250,000       402     90,186,066       13.13      7.576        631     224,343      81.80      90.78   45.07      97.27
$250,001 - $300,000       259     71,338,991       10.39      7.333        636     275,440      81.94      91.73   33.30      96.85
$300,001 - $350,000       191     61,437,532        8.94      7.291        636     321,662      82.16      92.58   27.25      96.39
$350,001 - $400,000       135     50,068,846        7.29      7.259        640     370,880      81.81      92.31   22.71      95.61
$400,001 & Above          208    101,593,642       14.79      7.075        649     488,431      81.31      89.57   37.62      99.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                          Distribution by Current Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Current Rate           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               2       $588,378        0.09%     4.772%       625    $294,189      80.00%     98.63%   0.00%    100.00%
5.00 - 5.49%                4      1,723,942        0.25      5.360        656     430,985      81.80      90.74   62.88     100.00
5.50 - 5.99%               58     18,033,819        2.63      5.835        662     310,928      80.43      93.71   56.50      97.26
6.00 - 6.49%              177     47,369,260        6.90      6.263        662     267,623      79.93      93.06   53.59     100.00
6.50 - 6.99%              681    150,182,779       21.86      6.765        644     220,533      80.01      90.92   48.95      98.08
7.00 - 7.49%              595    113,016,193       16.45      7.251        638     189,943      80.77      91.70   43.38      95.57
7.50 - 7.99%              807    146,240,702       21.29      7.737        637     181,215      81.22      90.46   33.74      94.62
8.00 - 8.49%              481     76,565,175       11.15      8.236        617     159,179      83.29      91.28   41.96      92.21
8.50 - 8.99%              424     54,152,436        7.88      8.720        601     127,718      85.74      89.42   58.73      93.29
9.00% & Above             921     79,041,451       11.51      9.943        605      85,821      90.32      91.95   61.80      96.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Credit Score           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               112    $22,078,402        3.21%     7.221%       765    $197,129      84.15%     94.43%  26.97%     83.53%
720 - 739                  80     17,365,328        2.53      7.127        729     217,067      84.37      96.34   22.31      95.27
700 - 719                 153     29,930,054        4.36      7.229        708     195,621      82.91      94.23   21.49      94.62
680 - 699                 214     41,021,267        5.97      7.291        688     191,688      82.82      92.34   18.86      91.70
660 - 679                 356     63,737,282        9.28      7.351        669     179,037      82.03      92.65   36.40      93.65
640 - 659                 568     99,106,869       14.43      7.461        649     174,484      81.94      91.87   32.16      94.27
620 - 639                 770    132,099,801       19.23      7.603        629     171,558      82.27      92.75   37.02      96.33
600 - 619                 745    117,840,928       17.16      7.699        610     158,176      82.73      91.74   54.13      97.34
580 - 599                 572     80,477,834       11.72      7.872        589     140,696      82.53      90.44   76.56      98.85
560 - 579                 313     42,080,263        6.13      8.619        569     134,442      82.81      85.87   83.22      99.15
540 - 559                 157     24,664,779        3.59      8.512        549     157,101      81.62      82.09   79.93      98.20
520 - 539                  68     10,691,523        1.56      8.795        529     157,228      80.65      80.89   81.33      99.33
500 - 519                  41      5,516,588        0.80      8.817        511     134,551      74.74      75.12   76.47     100.00
1 - 499                     1        303,215        0.04      8.630        487     303,215      78.08      78.08   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Lien                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                       3,720   $664,212,494       96.70%     7.573%       632    $178,552      81.82%     90.93%  47.09%     95.65%
2                         430     22,701,640        3.30     10.566        653      52,795      99.65      99.65   37.55      99.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                      Distribution by Combined Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Combined                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             84    $10,860,108        1.58%     7.605%       611    $129,287      48.22%     48.54%  61.79%     96.77%
60.01 - 70.00%            107     19,587,943        2.85      7.509        607     183,065      66.36      67.37   47.36      95.11
70.01 - 80.00%          2,453    443,108,427       64.51      7.366        637     180,639      79.58      93.01   40.02      97.30
80.01 - 85.00%            238     46,779,796        6.81      7.737        608     196,554      84.26      85.25   55.07      92.34
85.01 - 90.00%            472     88,604,280       12.90      7.931        622     187,721      89.60      89.96   57.45      92.08
90.01 - 95.00%            180     28,193,570        4.10      8.533        620     156,631      94.64      94.64   71.10      91.58
95.01 - 100.00%           616     49,780,009        7.25      9.459        649      80,812      99.89      99.89   62.89      94.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Original LTV           Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below            513    $33,538,766        4.88%     9.607%       640     $65,378      83.04%     83.14%  45.43%     98.64%
60.01 - 70.00%            107     19,587,943        2.85      7.509        607     183,065      66.36      67.37   47.36      95.11
70.01 - 80.00%          2,452    443,076,040       64.50      7.366        637     180,700      79.58      93.01   40.02      97.30
80.01 - 85.00%            238     46,779,796        6.81      7.737        608     196,554      84.26      85.25   55.07      92.34
85.01 - 90.00%            467     88,375,031       12.87      7.925        622     189,240      89.60      89.96   57.51      92.06
90.01 - 95.00%            169     27,779,145        4.04      8.501        620     164,374      94.63      94.64   71.57      91.52
95.01 - 100.00%           204     27,777,413        4.04      8.582        646     136,164      99.87      99.87   82.87      90.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Doc Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Doc Type               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                2,305   $321,324,016       46.78%     7.726%       613    $139,403      83.35%     90.29%  100.00%    95.43%
Limited                    77     16,466,230        2.40      7.494        633     213,847      82.78      91.92    0.00      85.78
Stated                  1,742    344,665,851       50.18      7.625        649     197,856      81.52      92.13    0.00      96.60
No Doc                     26      4,458,037        0.65      8.045        682     171,463      81.38      85.13    0.00      94.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                             Distribution by Purpose

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Purpose                Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                2,874   $460,707,693       67.07%     7.676%       640    $160,302      82.90%     94.33%  39.87%     95.93%
Cashout Refi            1,030    184,790,729       26.90      7.677        616     179,408      81.33      84.11   60.66      95.13
Rate/term Refi            246     41,415,711        6.03      7.600        622     168,357      81.69      88.28   61.62      97.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Occupancy              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          3,939   $657,943,077       95.78%     7.659%       631    $167,033      82.30%     91.36%  46.60%    100.00%
Non-owner Occupied        147     19,299,465        2.81      8.082        668     131,289      84.04      84.87   44.51       0.00
Second Home                64      9,671,591        1.41      7.729        660     151,119      86.44      94.57   63.09       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Property Type          Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           3,123   $495,228,489       72.09%     7.690%       628    $158,575      82.65%     91.16%  50.15%     96.63%
PUD                       610    110,242,596       16.05      7.612        632     180,726      81.16      90.85   43.94      94.82
2 Family                  152     35,212,567        5.13      7.553        663     231,662      82.32      91.51   21.32      92.68
Condo                     205     32,659,787        4.75      7.664        646     159,316      83.45      92.48   41.14      91.90
3-4 Family                 50     12,535,073        1.82      7.742        679     250,701      81.32      92.97   26.40      89.16
Townhouse                   6        549,138        0.08      9.031        606      91,523      79.25      79.25    9.79     100.00
Condo Hi-rise               4        486,485        0.07      8.154        624     121,621      83.01     100.00   50.73     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                              Distribution by State

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                        of       Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
State                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        522   $147,185,600       21.43%     7.098%       644    $281,965      81.49%     91.59%  29.68%     98.45%
IL                        306     63,464,565        9.24      7.490        638     207,401      82.34      92.03   33.89      95.15
TX                        544     58,009,289        8.44      7.944        624     106,635      82.58      92.05   54.79      96.82
FL                        269     48,334,620        7.04      7.659        639     179,683      81.35      88.66   35.67      88.27
GA                        271     37,803,400        5.50      7.762        632     139,496      82.50      92.93   54.92      91.54
MI                        188     22,018,356        3.21      8.444        618     117,119      84.62      92.16   65.99      92.92
AZ                        128     21,894,523        3.19      7.661        631     171,051      82.23      88.44   53.04      97.07
TN                        179     19,448,052        2.83      8.229        619     108,648      83.85      91.65   62.55      93.38
OH                        168     18,797,359        2.74      7.903        621     111,889      84.37      92.32   65.42      96.21
NJ                         74     18,610,720        2.71      8.235        623     251,496      82.77      86.75   45.29      98.66
Other                   1,501    231,347,652       33.68      7.822        628     154,129      82.66      91.21   55.03      96.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Zip                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60639                      10     $2,452,069        0.36%     7.363%       640    $245,207      79.89%     94.99%  45.21%    100.00%
60651                      11      2,404,795        0.35      7.337        683     218,618      84.09      89.88   25.00     100.00
92879                       6      2,085,178        0.30      6.710        670     347,530      85.06      92.64    0.00     100.00
95961                      10      2,060,556        0.30      6.381        675     206,056      82.34      95.00   45.70     100.00
95757                       6      2,016,362        0.29      6.762        678     336,060      81.37      94.79   60.28     100.00
85242                      13      1,931,618        0.28      8.047        627     148,586      83.44      94.76   56.02     100.00
93635                       6      1,672,808        0.24      7.429        647     278,801      82.34      94.02    0.00     100.00
92553                       7      1,586,663        0.23      7.090        631     226,666      86.31      96.42   39.60     100.00
93905                       5      1,569,701        0.23      7.090        696     313,940      83.19      99.90    0.00     100.00
78045                      13      1,460,435        0.21      7.355        644     112,341      80.26      92.30   54.66     100.00
Other                   4,063    667,673,950       97.20      7.687        631     164,330      82.39      91.13   47.17      95.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
Remaining              Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To                of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Maturity               Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                   411    $23,455,209        3.41%    10.322%       650     $57,069      96.98%     97.49%  39.23%     98.55%
181 - 240                  18      1,132,730        0.16      9.318        636      62,929      95.13      95.13   89.75     100.00
241 - 360               3,716    661,437,254       96.29      7.575        632     177,997      81.86      90.99   46.90      95.67
421 - 480                   5        888,941        0.13      7.351        610     177,788      89.34      93.94   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                        Distribution by Amortization Type

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Amortization             of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Type                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 mo ARM                    1       $112,507        0.02%     6.750%       601    $112,507      80.00%    100.00%  100.00%   100.00%
1 mo ARM IO                 1        109,550        0.02      8.050        595     109,550      80.00     100.00   100.00    100.00
10 yr Fixed                 2        164,916        0.02      8.997        599      82,458      76.83      76.83   100.00    100.00
15 yr Fixed                49      3,023,609        0.44      9.096        632      61,706      83.14      84.14   65.83      90.57
2 yr ARM                1,759    270,454,276       39.37      7.889        613     153,755      82.82      89.54   52.20      94.22
2 yr ARM IO               846    216,399,360       31.50      7.180        651     255,791      81.06      94.22   33.40      97.51
20 yr Fixed                18      1,132,730        0.16      9.318        636      62,929      95.13      95.13   89.75     100.00
25 yr Fixed                 1         44,912        0.01     10.900        591      44,912      90.00      90.00   100.00    100.00
3 yr ARM                  249     43,419,978        6.32      7.837        622     174,377      82.90      90.20   49.44      95.58
3 yr ARM IO               153     35,748,076        5.20      7.058        652     233,648      81.45      93.37   50.88      98.41
30 yr Fixed               604     73,978,754       10.77      7.808        634     122,481      80.62      86.15   65.28      94.41
30 yr Fixed IO             32      6,223,592        0.91      7.177        660     194,487      79.18      89.53   59.35      97.44
40 yr Fixed                 4        599,164        0.09      7.526        614     149,791      90.04      96.88   100.00    100.00
5 yr ARM                   18      3,550,636        0.52      7.373        660     197,258      82.30      88.70   31.14      85.95
5 yr ARM IO                21      4,917,916        0.72      7.044        675     234,186      80.63      90.32   40.38     100.00
6 mo ARM                   18      4,311,372        0.63      6.663        612     239,521      81.19      97.81    4.30     100.00
Fixed Balloon 25/15         1         94,141        0.01      7.950        625      94,141      80.00     100.00    0.00     100.00
Fixed Balloon 30/15       359     20,172,542        2.94     10.527        653      56,191      99.30      99.64   34.93      99.73
Fixed Balloon 40/30        14      2,456,102        0.36      7.550        625     175,436      81.56      84.31   75.67      86.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                       Distribution by Interest Only Term

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Interest                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Only Term              Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                       3,097   $423,515,640       61.65%     7.989%       620    $136,750      83.24%     89.53%  53.14%     94.60%
24                        163     40,281,322        5.86      7.023        644     247,125      81.76      95.41   35.92      99.58
36                         61     15,139,888        2.20      6.922        652     248,195      82.89      95.12   47.82     100.00
60                        807    202,259,325       29.44      7.211        653     250,631      80.74      93.49   35.84      97.24
120                        22      5,717,960        0.83      6.986        659     259,907      82.46      95.91   35.80      93.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                      Distribution by Initial Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Initial Periodic         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%               18     $4,311,372        0.63%     6.663%       612    $239,521      81.19%     97.81%   4.30%    100.00%
1.01 - 1.50%              158     29,524,799        4.30      7.784        617     186,866      81.46      85.94   73.40      93.63
1.51 - 2.00%               43      8,447,594        1.23      7.597        635     196,456      83.89      94.18   44.22      91.31
2.01 - 2.50%                1        136,644        0.02      6.750        614     136,644      68.50      68.50   100.00    100.00
2.51 - 3.00%            2,840    535,493,775       77.96      7.542        632     188,554      82.06      91.89   43.07      96.05
3.01 - 3.50%                6      1,109,487        0.16      7.980        660     184,914      81.14      86.05   20.73      76.52
N/A                     1,084    107,890,463       15.71      8.328        639      99,530      84.33      88.92   59.97      95.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Periodic                 of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Cap                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   2,606   $495,479,568       72.13%     7.566%       631    $190,130      82.13%     91.77%  42.31%     95.70%
1.50%                     459     83,068,153       12.09      7.449        631     180,976      81.58      90.89   56.56      96.77
2.00%                       1        475,950        0.07      7.500        782     475,950      79.99     100.00    0.00     100.00
N/A                     1,084    107,890,463       15.71      8.328        639      99,530      84.33      88.92   59.97      95.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
Months To Rate           of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Reset                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                     21     $4,592,841        0.67%     6.711%       611    $218,707      81.11%     97.69%  10.16%    100.00%
13 - 24                 2,604    486,794,223       70.87      7.574        630     186,941      82.04      91.63   43.84      95.68
25 - 36                   402     79,168,054       11.53      7.485        636     196,935      82.25      91.63   50.09      96.86
49 & Above                 39      8,468,553        1.23      7.182        669     217,142      81.33      89.64   36.51      94.11
N/A                     1,084    107,890,463       15.71      8.328        639      99,530      84.33      88.92   59.97      95.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                    The Mortgage Loans - Group II Collateral

                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Life Maximum Rate      Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                     1,084   $107,890,463       15.71%     8.328%       639     $99,530      84.33%     88.92%  59.97%     95.41%
0.00 - 11.99%             101     25,218,957        3.67      6.730        634     249,693      80.71      86.30   64.33      92.60
12.00 - 12.49%             75     22,183,344        3.23      6.261        665     295,778      79.43      93.62   51.43     100.00
12.50 - 12.99%            361     85,304,088       12.42      6.663        643     236,299      80.64      91.82   50.83      97.93
13.00 - 13.49%            370     77,693,877       11.31      6.988        642     209,983      80.70      92.29   48.40      95.48
13.50 - 13.99%            644    131,654,865       19.17      7.381        641     204,433      80.97      92.27   32.87      95.60
14.00 - 14.49%            459     84,050,661       12.24      7.753        629     183,117      81.94      92.34   32.25      94.71
14.50 - 14.99%            364     63,716,116        9.28      8.150        619     175,044      83.93      91.36   38.65      97.10
15.00 - 15.49%            256     37,688,340        5.49      8.614        608     147,220      86.76      92.50   50.32      95.60
15.50 - 15.99%            232     29,719,774        4.33      9.065        596     128,102      86.93      89.89   57.19      92.82
16.00% & Above            204     21,793,650        3.17      9.845        576     106,832      83.18      88.14   78.27      95.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                        Weighted
                                                                                                          Avg.
                                                                                                        Combined
                                                                                             Weighted   Original
                                                Pct. Of    Weighted   Weighted                 Avg.       LTV
                       Number                   Pool By      Avg.       Avg.       Avg.      Combined     with     Pct.      Pct.
                         of      Principal     Principal    Gross     Current    Principal   Original    Silent    Full     Owner
Margin                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV      Seconds     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                     1,084   $107,890,463       15.71%     8.328%       639     $99,530      84.33%     88.92%  59.97%     95.41%
0.00 - 4.99%              316     81,707,974       11.89      6.545        650     258,570      80.78      92.87   43.24      98.07
5.00 - 5.49%              284     64,864,348        9.44      6.858        647     228,396      80.84      94.07   35.24      99.31
5.50 - 5.99%              550    117,648,693       17.13      7.114        638     213,907      81.20      92.40   43.32      97.11
6.00 - 6.49%              502     94,852,938       13.81      7.526        628     188,950      81.47      90.40   51.74      95.40
6.50 - 6.99%              550    100,856,084       14.68      7.905        629     183,375      82.21      90.92   36.36      93.38
7.00 - 7.49%              351     53,260,918        7.75      8.356        624     151,741      83.90      91.80   41.29      91.64
7.50 - 7.99%              270     36,788,005        5.36      8.771        600     136,252      83.88      88.48   49.86      96.60
8.00 - 8.49%              142     16,470,732        2.40      9.199        588     115,991      87.21      89.67   75.54      91.42
8.50 - 8.99%               77      9,321,259        1.36      9.817        588     121,055      87.67      90.09   66.71      95.22
9.00 - 9.49%               22      3,146,422        0.46      9.974        581     143,019      87.31      91.40   83.24     100.00
9.50% & Above               2        106,297        0.02     11.498        569      53,148      80.00     100.00   100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  4,150   $686,914,134      100.00%     7.672%       632    $165,521      82.41%     91.22%  46.78%     95.78%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.